UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 7, 2018

Federal Home Loan Bank of Topeka

(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-52004	48-0561319

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 SW Wanamaker Road, Topeka, Kansas		66606

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		785.233.0507

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Top of the Form

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 13, 2018, the Federal Home Loan Bank of Topeka (FHLBank) declared elected the following individuals in FHLBank’s 2018 election of directors with terms commencing on January 1, 2019:

•	Robert E. Caldwell, Vice President, NEBCO, Inc. (Independent Director)
•	Jane C. Knight, Retired, Director, HopeNet, Inc. (Public Interest Director)
•	Barry Lockard, President/CEO, Cornhusker Bank, Lincoln, Nebraska (Member Director)
•	Mark W. Schifferdecker, President and CEO, GNBank, Girard, Kansas (Member Director)
•	Douglas E. Tippens, Executive Vice President, BancFirst, Oklahoma City, Oklahoma (Member Director)

Each director will serve a four-year term expiring December 31, 2022.

Ms. Knight and Messrs. Caldwell, Schifferdecker, and Tippens are incumbent directors with terms expiring on December 31, 2018. Ms. Knight currently serves as a member of the board’s Housing & Governance and Risk Oversight committees. Mr. Caldwell currently serves as the board’s vice chair, on the board’s Audit; Compensation, Human Resources & Inclusion; and Executive committees, and on the Council of FHLBanks. Mr. Schifferdecker currently serves as chair of the board’s Audit committee and serves on the Compensation, Human Resources & Inclusion; Executive; and Risk Oversight committees. Mr. Tippens currently serves on the board’s Compensation, Human Resources & Inclusion; Housing & Governance; and Operations committees. Mr. Lockard does not currently serve on FHLBank’s board. At the time of this filing there has been no determination on which committees any of the FHLBank directors may serve in 2019.

On October 4, 2018, FHLBank filed a Form 8-K announcing that Mr. Schifferdecker was deemed elected as a Member Director of FHLBank’s board. The Form 8-K filed by FHLBank on October 4, 2018, is incorporated herein by reference.

The election of directors took place in accordance with the rules governing the election of Federal Home Loan Bank directors specified in the Federal Home Loan Bank Act, as amended (the Bank Act), and the related regulations of the Federal Housing Finance Agency (FHFA).

Pursuant to the Bank Act and FHFA regulations, the majority of FHLBank’s directors, known as Member Directors, are elected by FHLBank’s membership in each state. The remaining directors, known as Independent Directors and which include Public Interest Directors, are elected through district-wide elections. In the normal course of its business, FHLBank extends credit to members whose officers or directors may serve as Member Directors of FHLBank. All loans extended by FHLBank to such members are on market terms that are no more favorable to them than the terms of comparable transactions with other members.

FHLBank will compensate its directors pursuant to FHLBank’s 2019 Board of Directors Compensation Policy, which will become effective on January 1, 2019, as reported in the Form 8-K filed on October 4, 2018, which is incorporated herein by reference.

Also on November 13, 2018, FHLBank distributed a message to its members announcing the election of FHLBank directors. A copy of the message to members is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

FHLBank’s director election concluded on November 7, 2018. The results of the director election were declared final as described in Item 5.02 of this Current Report on Form 8-K. Complete voting results are included in the message to members that is attached to this Current Report on Form 8-K as Exhibit 99.1, which is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

The information provided in Items 5.02 and 5.07 of this Current Report on Form 8-K is incorporated herein by reference.

The information contained in this Current Report on Form 8-K and the information contained in Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 as amended (the Exchange Act) or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933 if such subsequent filing specifically references this Current Report on Form 8-K. In addition, the furnishing of information in this Current Report on Form 8-K is not intended to, and does not, constitute a determination or admission by FHLBank that the information is material or complete.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Message to FHLBank members dated November 13, 2018, announcing FHLBank’s election results.

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Message to FHLBank members dated November 13, 2018, announcing FHLBank’s election results.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Topeka

November 13, 2018	By:	/s/ Carl M. Koupal, III

Name: Carl M. Koupal, III
Title: FVP, Associate General Counsel, Director of Legal Services and Compliance, Corporate Secretary